UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No. )

☑	Filed by the Registrant	☐	Filed by a Party other than the Registrant

CHECK THE APPROPRIATE BOX:
☐	Preliminary Proxy Statement
☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☑	Definitive Additional Materials
☐	Soliciting Material Under Rule 14a-12

ConocoPhillips

(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):
☑	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
1) Title of each class of securities to which transaction applies:
2) Aggregate number of securities to which transaction applies:
3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
4) Proposed maximum aggregate value of transaction:
5) Total fee paid:
☐	Fee paid previously with preliminary materials:
☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.
1) Amount previously paid:
2) Form, Schedule or Registration Statement No.:
3) Filing Party:
4) Date Filed:

*** Exercise Your Right to Vote ***
Important Notice Regarding the Availability of Proxy Materials for the
Stockholder Meeting to Be Held on May 14, 2019.

CONOCOPHILLIPS

16930 PARK ROW DR.
SPIRIT ONE, #15-N055
HOUSTON, TX 77084

Meeting Information
Meeting Type: Annual Meeting
For holders as of: March 18, 2019
Date: May 14, 2019 Time: 9:00 a.m., Central Time
Location:	Omni Houston Hotel at Westside
13210 Katy Freeway
Houston, Texas 77079

You are receiving this communication because you hold shares in the company named above.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

— Before You Vote —
How to Access the Proxy Materials
Proxy Materials Available to VIEW or RECEIVE:
NOTICE AND PROXY STATEMENT ANNUAL REPORT
How to View Online:
Have the information that is printed in the box marked by the arrow ➔XXXX XXXX XXXX XXXX (located on the following page) and visit: www.proxyvote.com.
How to Request and Receive a PAPER or E-MAIL Copy:
If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:
1) BY INTERNET:	www.proxyvote.com
2) BY TELEPHONE:	1-800-579-1639
3) BY E-MAIL*:	sendmaterial@proxyvote.com
* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow ➔XXXX XXXX XXXX XXXX (located on the following page) in the subject line.
Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before April 30, 2019 to facilitate timely delivery.

— How To Vote —
Please Choose One of the Following Voting Methods
Vote In Person: Many stockholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.
Vote By Internet: To vote by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow ➔XXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions.
Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Voting Items
THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ITEMS 1-3.

1.	ELECTION OF DIRECTORS

Nominees:

	1a.	Charles E. Bunch

	1b.	Caroline Maury Devine

	1c.	John V. Faraci

	1d.	Jody Freeman

	1e.	Gay Huey Evans

	1f.	Jeffrey A. Joerres

	1g.	Ryan M. Lance

	1h.	William H. McRaven

	1i.	Sharmila Mulligan

	1j.	Arjun N. Murti

	1k.	Robert A. Niblock

2.	Proposal to ratify appointment of Ernst & Young LLP as ConocoPhillips' independent registered public accounting firm for 2019.

3.	Advisory Approval of Executive Compensation.

4.	In its discretion, upon such other matters that may properly come before the meeting or any adjournment or adjournments thereof.

2019 Annual Meeting of Stockholders Preview Website Video
Ryan Lance Script

Welcome to the website for the 2019 ConocoPhillips Annual Meeting of Stockholders.

●	This site provides information about our company.
●	And tools to help you cast your votes as a shareholder.

It tells you how you can participate in the meeting …

●	Which is Tuesday, May 14, at 9 a.m. Central time.

It also provides for you the 2019 Proxy Statement.

●	In it, you’ll learn about …
●	Our purpose – to safely and sustainably produce the oil and gas that powers civilization
●	Our strong corporate culture – which combines accountability and performance
●	And our robust governance practices.
●	You’ll also learn about our Board of Directors and executive officers.

And you’ll find procedures for voting your shares.

●	That’s done either through this website,
●	By telephone,
●	Mail,
●	Or in person at the meeting.

For information on our 2018 results, the website also contains our Annual Report and Fact Sheets.

To summarize both our results and strategy, we’re managing ConocoPhillips for the business that we’re in.

●	That business is opportunity-rich.
●	But it’s also mature, capital intensive and cyclical.
●	We’ve embraced these realities.
●	We’re not chasing the business cycles.

Instead, we’ve designed our value proposition to deliver superior returns through the cycles.

It’s underpinned by our commitment to …

●	Maintain a strong balance sheet,
●	Grow distributions to our owners,
●	Exercise capital discipline,
●	And allocate cash flows according to clearly defined strategic priorities.

2

Our current priorities are …

●	First, invest enough capital to maintain production and pay the existing dividend.
●	Second, grow the dividend annually.
●	Third, maintain “A” credit ratings.
●	Fourth, return greater than 30% of cash from operations to shareholders annually.
●	And fifth, allocate capital in a disciplined manner to expand cash from operations.

Looking back to 2018, we recorded a number of milestones.

We generated sector-leading total shareholder returns.

Our financial returns were stronger than a few years ago, when Brent oil prices averaged more than 50% higher.

Our cash from operations far exceeded capital expenditures.

We surpassed our production target.

We increased our dividend.

We accelerated our debt reduction, reaching our 15-billion-dollar target 18 months early.

We exited the year A-rated by all three major credit agencies.

We repurchased 3 billion dollars of our shares.

●	Which, with our dividend, returned to shareholders approximately 35% of cash from operations.

Our reserves at year-end increased, with 147% total reserve replacement.

We expanded our resource base with a cost of supply of less than $40 per barrel WTI.

And we optimized our asset portfolio.

Just as importantly, we delivered all these milestones while operating safely and sustainably.

We plan to maintain our disciplined approach.

So join us at the annual meeting to hear more about our performance and future plans.

You can participate in person or via the live video webcast through this website.

We sincerely appreciate your support of ConocoPhillips.

END

From:	SPECIMEN <id@ProxyVote.com>
Sent:	Tuesday, March 12, 2019 5:24 AM
To:	Krause, Dominique x57356
Subject:	#CONPHIL19# CONOCOPHILLIPS Annual Meeting %P19755_0_0123456789012345_0000001%

The 2019 Annual Meeting of Stockholders of ConocoPhillips will be held on May 14, 2019 at 9:00 a.m. Central Time at the Omni Houston Hotel at Westside, 13210 Katy Freeway, Houston, TX. You will need a valid picture identification and an admission ticket or proof of ownership to be admitted to the meeting. THIS WILL SERVE AS AN ADMISSION TICKET.

Our records indicate that either (i) you have elected to receive electronic copies of the annual meeting materials (proxy statement and annual report) OR (ii) you are an employee stockholder to whom we may provide electronic copies of such materials. We are, therefore, pleased to provide you with these materials as well as an opportunity to vote your proxy electronically. Electronic voting is fast and simple and saves our Company money by reducing mailing and vote tabulation expenses. You can view these materials and enter your voting instructions by clicking on the link to the voting website below. You must enter your CONTROL NUMBER and PERSONAL IDENTIFICATION NUMBER (PIN) to vote.

CONTROL NUMBER: 0123456789012345

PERSONAL IDENTIFICATION NUMBER (PIN): last four digits of your social security number

You can enter your voting instructions and view the stockholder material at the following Internet site. If your browser supports secure transactions you will be automatically directed to a secure site.

https://www.proxyvote.com/00123456789012345

Please note that your CONTROL NUMBER may cover shares of ConocoPhillips stock that you may own directly in registered form or through an employee plan. For most stockholders, internet voting through the voting website will generally be accepted until 11:59 p.m. (EDT) on May 13, 2019.

If you would like to receive hard copies of the annual meeting materials, please call 1-918-661-3700. This message and any attachments are intended only for the use of the addressee and may contain information that is privileged and confidential. If the reader of the message is not the intended recipient or an authorized representative of the intended recipient, you are hereby notified that any dissemination of this communication is strictly prohibited. If you have received this communication in error, please notify us immediately by e-mail and delete the message and any attachments from your system.

1

From:	SPECIMEN <id@ProxyVote.com>
Sent:	Wednesday, March 13, 2019 2:46 AM
To:	Berkowitz, Rebecca x56976
Subject:	#COPACT19# CONOCOPHILLIPS Annual Meeting %Z74443_0_0123456789012345_0000001%

The email below contains a control number which will allow you to act as a fiduciary and direct voting for unvoted shares of ConocoPhillips stock held in the ConocoPhillips Savings Plan.

The 2019 Annual Meeting of Stockholders of ConocoPhillips will be held on May 14, 2019 at 9:00 a.m. Central Time at the Omni Houston Hotel at Westside, 13210 Katy Freeway, Houston, TX. You will need a valid picture identification and an admission ticket or proof of ownership to be admitted to the meeting. THIS WILL SERVE AS AN ADMISSION TICKET.

We are providing you, as an employee stockholder of our Company, with electronic copies of the annual meeting materials (proxy statement and annual report) and an opportunity to vote your proxy electronically. Electronic voting is fast and simple and reduces mailing and vote tabulation expenses. You can view these materials and enter your voting instructions by clicking on the link to the voting website below. You must enter your CONTROL NUMBER and PERSONAL IDENTIFICATION NUMBER (PIN) to vote.

Notice of Fiduciary Vote- As an active employee participating in the Savings Plan you may (and by voting using the control number below, you will) direct Vanguard Fiduciary Trust Company, the Trustee of the Savings Plan, to vote a pro rata portion of all shares of stock representing the interests of Savings Plan participants who fail to give voting direction to the Trustee for the May 14, 2019 Annual Meeting of Stockholders. By electing to direct the Trustee's vote of shares which do not represent your interest in the Savings Plan, you become a fiduciary of the Savings Plan for voting such shares and you must act in the best interest of all participants of the Savings Plan. Fiduciary duties are described further in the Savings Plan Summary Plan Description.

Depending on your participation in various ConocoPhillips benefit and equity compensation plans, you may receive more than one email with voting instructions. In order to vote all shares held in each of the benefit plans in which you participate, or in your personal account, you should follow the instructions contained in each communication.

CONTROL NUMBER: 0123456789012345

PERSONAL IDENTIFICATION NUMBER (PIN): last four digits of your social security number

You can enter your voting instructions and view the stockholder material at the following Internet site. If your browser supports secure transactions you will be automatically directed to a secure site.

https://www.proxyvote.com/00123456789012345

Please note that your CONTROL NUMBER may cover shares of ConocoPhillips stock that you may own directly in registered form or through an employee plan. Internet voting through the voting website will generally be accepted until 11:59 p.m. (EDT) on May 9, 2019.

If you would like to receive hard copies of the annual meeting materials, please call 1-918-661-3700. This message and any attachments are intended only for the use of the addressee and may contain information that is privileged and confidential. If the reader of the message is not the intended recipient or an authorized representative of the intended recipient, you are hereby notified that any dissemination of this communication is strictly prohibited. If you have received this communication in error, please notify us immediately by e-mail and delete the message and any attachments from your system.

1

From:	SPECIMEN <id@ProxyVote.com>
Sent:	Thursday, March 14, 2019 3:37 AM
To:	Krause, Dominique x57356
Subject:	#COPNON19# CONOCOPHILLIPS Annual Meeting %Z74444_0_0123456789012345_0000001%

The email below contains a control number which will allow you to direct voting for shares of ConocoPhillips stock in the ConocoPhillips Savings Plan.

The 2019 Annual Meeting of Stockholders of ConocoPhillips will be held on May 14, 2019 at 9:00 a.m. Central Time at the Omni Houston Hotel at Westside, 13210 Katy Freeway, Houston, TX. You will need a valid picture identification and an admission ticket or proof of ownership to be admitted to the meeting. THIS WILL SERVE AS AN ADMISSION TICKET.

As a participant in the Savings Plan, you may direct Vanguard Fiduciary Trust Company, the Trustee of the Savings Plan, to vote the shares of ConocoPhillips Common Stock representing your interest as of March 18, 2019, the record date for the 2019 Annual Meeting of Stockholders. We are providing you, as an employee stockholder of our Company, with electronic copies of the annual meeting materials (proxy statement and annual report) and an opportunity to vote your proxy electronically. Electronic voting is fast and simple and reduces mailing and vote tabulation expenses. You can view these materials and enter your voting instructions by clicking on the link to the voting website below. You must enter your CONTROL NUMBER and PERSONAL IDENTIFICATION NUMBER (PIN) to vote.

Depending on your participation in various ConocoPhillips benefit and equity compensation plans, you may receive more than one email with voting instructions. In order to vote all shares held in each of the benefit plans in which you participate, or in your personal account, you should follow the instructions contained in each communication.

CONTROL NUMBER: 0123456789012345

*** PRINT OPTIONS ARE NOT SET NO SUMMARY PROCESSING INFO WILL BE DISPLAYED ***.

PERSONAL IDENTIFICATION NUMBER (PIN): last four digits of your social security number

You can enter your voting instructions and view the stockholder material at the following Internet site. If your browser supports secure transactions you will be automatically directed to a secure site.

https://www.proxyvote.com/00123456789012345

Please note that your CONTROL NUMBER may cover shares of ConocoPhillips stock that you may own directly in registered form or through an employee plan. Internet voting through the voting website will generally be accepted until 11:59 p.m. (EDT) on May 9, 2019.

If you would like to receive hard copies of the annual meeting materials, please call 1-918-661-3700. This message and any attachments are intended only for the use of the addressee and may contain information that is privileged and confidential. If the reader of the message is not the intended recipient or an authorized representative of the intended recipient, you are hereby notified that any dissemination of this communication is strictly prohibited. If you have received this communication in error, please notify us immediately by e-mail and delete the message and any attachments from your system.

1

From:	SPECIMEN <id@ProxyVote.com>
Sent:	Wednesday, March 13, 2019 2:46 AM
To:	Berkowitz, Rebecca x56976
Subject:	#COPINT19# CONOCOPHILLIPS Annual Meeting %Z74446_0_0123456789012345_0000001%

The 2019 Annual Meeting of Stockholders of ConocoPhillips will be held on May 14, 2019 at 9:00 a.m. Central Time at the Omni Houston Hotel at Westside, 13210 Katy Freeway, Houston, TX. You will need a valid picture identification and an admission ticket or proof of ownership to be admitted to the meeting. THIS WILL SERVE AS AN ADMISSION TICKET.

Our records indicate that either (i) you have elected to receive electronic copies of the annual meeting materials (proxy statement and annual report) OR (ii) you are an employee stockholder to whom we may provide electronic copies of such materials. We are, therefore, pleased to provide you with these materials as well as an opportunity to vote your proxy electronically. Electronic voting is fast and simple and saves our Company money by reducing mailing and vote tabulation expenses. You can view these materials and enter your voting instructions by clicking on the link to the voting website below. You must enter your CONTROL NUMBER and PERSONAL IDENTIFICATION NUMBER (PIN) to vote.

CONTROL NUMBER: 0123456789012345

PERSONAL IDENTIFICATION NUMBER (PIN): the four digit number you selected at the time of your enrollment.

You can enter your voting instructions and view the stockholder material at the following Internet site. If your browser supports secure transactions you will be automatically directed to a secure site.

https://www.proxyvote.com/00123456789012345

Voting will be accepted until 11:59 p.m. (EDT) on May 7, 2019.

If you would like to receive hard copies of the annual meeting materials, please call 1-918-661-3700. This message and any attachments are intended only for the use of the addressee and may contain information that is privileged and confidential. If the reader of the message is not the intended recipient or an authorized representative of the intended recipient, you are hereby notified that any dissemination of this communication is strictly prohibited. If you have received this communication in error, please notify us immediately by e-mail and delete the message and any attachments from your system.

1